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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2005

                           EDGEWATER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      0-20971                  71-0788538
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)


                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (781) 246-3343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departures of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

  (a)    Not applicable.

  (b)    Not applicable.

  (c)    Not Applicable.

  (d)          Today, Edgewater Technology, Inc. (the "Company" or
          "Edgewater Technology") announced the election of Paul Flynn to its Board of Directors (the "Board"), effective July 21, 2005.

               Mr. Flynn's appointment to the Company's Board of Directors fills the vacancy that was created when William J. Lynch, a current director and Chairman of the Company's Board of Directors announced his departure, as noted within a previous Form 8-K filing and press release issued by the Company on May 26, 2005 related to Edgewater Technology's Annual Stockholders Meeting.

               With Mr. Lynch's departure from the Company's Board of Directors, Shirley Singleton will assume the position of Chairman of Edgewater Technology's Board of Directors.

               A press release announcing the election of Mr. Flynn, information regarding Mr. Flynn's business experience and the strengths he brings to the Company's Board and other changes related to the Board's committees in connection with Mr. Lynch's departure and Mr. Flynn's election is filed as an exhibit to this Form 8-K.



Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number             Description of Exhibit
--------------             ----------------------

       99.1                Press Release issued by Edgewater Technology dated
                           July 21, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EDGEWATER TECHNOLOGY, INC.


Dated:   July 21, 2005                         By: /s/ Kevin R. Rhodes
                                                   -----------------------------
                                               Name:   Kevin R. Rhodes
                                               Title:  Chief Financial Officer